Summary Prospectus	June 27, 2025
Invesco Environmental Focus Municipal Fund
Class: A (OPAMX), C (OPCMX), Y (OPYMX), R6 (IOMUX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.invesco.com/prospectus. You can also get this information at no cost by calling (800) 959-4246 or by sending an e-mail request to ProspectusRequest@invesco.com. The Fund’s prospectus and statement of additional information, both dated June 27, 2025 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.
Investment Objective(s)
The Fund’s investment objective is to seek to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
The table and Examples below do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class Y or Class R6 shares. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information – Initial Sales Charges (Class A Shares Only)” on page A-3 of the prospectus and the section “Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).

Shareholder Fees (fees paid directly from your investment)
Class:	A	C	Y	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None[1]	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	Y	R6
Management Fees	0.39%	0.39%	0.39%	0.39%

Distribution and/or Service (12b-1) Fees	0.25	1.00	None	None

Other Expenses	0.31	0.31	0.31	0.23

Interest Expense	0.05	0.05	0.05	0.05

Total Other Expenses	0.36	0.36	0.36	0.28

Total Annual Fund Operating Expenses	1.00	1.75	0.75	0.67

Fee Waiver and/or Expense Reimbursement[2]	0.14	0.14	0.14	0.06

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.86	1.61	0.61	0.61

1	A contingent deferred sales charge may apply in some cases. See “Shareholder Account Information-Contingent Deferred Sales Charges (CDSCs).”
2
Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of Class A, Class C, Class Y and Class R6 shares to 0.81%, 1.56%, 0.56% and 0.56%, respectively, of the Fund's average daily net assets (the “expense limits”). Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2026. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example does not include commissions and/or other forms of compensation that investors may pay on transactions in Class Y and Class R6 shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$509	$717	$941	$1,585

Class C	$264	$537	$936	$1,853

Class Y	$62	$226	$403	$917

Class R6	$62	$208	$367	$829

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$509	$717	$941	$1,585

Class C	$164	$537	$936	$1,853

Class Y	$62	$226	$403	$917

Class R6	$62	$208	$367	$829

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and
1        Invesco Environmental Focus Municipal Fund
invesco.com/usO-MUNI-SUMPRO-1

may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.
Principal Investment Strategies of the Fund
Under normal market conditions, and as a fundamental policy, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities the income from which, in the opinion of counsel to the issuer of each security, is exempt from regular federal individual income tax. The policy stated in the foregoing sentence may not be changed without shareholder approval of a majority of the Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (1940 Act). In complying with this 80% investment requirement, the Fund may invest in derivatives and other instruments that have economic characteristics similar to the Fund’s direct investments that are counted toward the 80% investment requirement.
Under normal market conditions, Invesco Advisers, Inc. (Invesco or the Adviser) seeks to achieve the Fund’s investment objective by investing at least 80% of the Fund’s net assets in investment grade municipal securities. Investment grade securities are: (i) securities rated BBB- or higher by S&P Global Ratings (S&P) or Baa3 or higher by Moody's Investors Service, Inc. (Moody's) or an equivalent rating by another nationally recognized statistical rating organization (NRSRO), (ii) securities with comparable short-term NRSRO ratings, or (iii) unrated securities determined by the Adviser to be of comparable quality, each at the time of purchase. If two or more NRSROs have assigned different ratings to a security, the Adviser uses the highest rating assigned.
Municipal securities include debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax at the time of issuance, in the opinion of bond counsel or other counsel to the issuers of such securities. The Fund can invest in municipal securities of any duration or maturity.
The Fund seeks to invest primarily in municipal securities issued by issuers involved in projects or technologies with high potential positive environmental impact, as determined by the Adviser using its proprietary evaluation system, in areas such as land, water and energy conservation. Generally, the Adviser views projects or technologies with high potential positive environmental impact to include opportunities likely to result in lower emissions, environmental conservation, environmental rehabilitation, increased use or creation of renewable energy, increased sustainability, or other positive environmental outcomes. These high potential opportunities are identified by the Adviser through a proprietary review process that takes into account published information about the issuer and its programs and policies, along with issue-level data, including issuer-level reviews that rely on the purpose/use of proceeds statement and source of funding, as described further below.
Shareholders will be provided with 60 days’ notice of any strategy change resulting in consideration of environmental focused criteria no longer being material to the Fund’s principal investment strategy.
The principal types of municipal debt securities purchased by the Fund are revenue obligations and general obligations. To meet its investment objective, the Fund invests in different types of general obligation and revenue obligation securities, including fixed and variable rate securities, municipal notes, variable rate demand notes, municipal leases, custodial receipts, and participation certificates. The Fund may also invest in other types of municipal securities.
Under normal market conditions, the Fund may invest up to 20% of its net assets in municipal securities below investment grade. These types of securities are commonly referred to as junk bonds. With respect to such investments, the Fund has not established any limit on the percentage of its portfolio that may be invested in securities in any one rating category.
The Fund may invest all or a substantial portion of its assets in municipal securities that are subject to the federal alternative minimum tax.
From time to time, the Fund temporarily may invest up to 10% of its net assets in tax-exempt money market funds and such instruments will be treated as investments consistent with the Fund’s 80% fundamental policy.
The Fund may invest more than 25% of its net assets in a segment of the municipal securities market with similar characteristics if the Adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in such segment. The Fund may not, however, invest more than 25% of its net assets in industrial development revenue bonds issued for companies in the same industry.
The Fund may invest in securities that are subject to resale restrictions such as those contained in Rule 144A promulgated under the Securities Act of 1933, as amended. The Fund’s investments may include securities that do not produce immediate cash income, such as zero coupon securities and payment-in-kind securities.
The Fund may purchase and sell securities on a when-issued and delayed delivery basis, which means that the Fund buys or sells a security with payment and delivery taking place in the future.
The Fund can invest in inverse floating rate interests (Inverse Floaters) issued in connection with tender option bond programs to generate leverage. The Fund’s investments in Inverse Floaters are included for purposes of the 80% policies described above.
The Fund can invest in derivative instruments, including futures contracts and swap contracts. The Fund can use futures contracts, including interest rate futures, to reduce exposure to interest rate changes and to manage duration. The Fund can use swap contracts, including interest rate swaps, to seek to hedge its exposure to interest rates, but may not enter into interest rate swaps with respect to more than 25% of its total assets.
The Fund can borrow money for investment-related purposes including to purchase additional securities, which is another form of leverage. The fund may also borrow to meet redemption obligations or for temporary and emergency purposes. Although the amount of borrowing will vary from time to time, the amount of leveraging from borrowings will not exceed one-third of the Fund’s total assets.
The Adviser actively manages the Fund’s portfolio and adjusts the average maturity of portfolio investments based upon its expectations regarding the direction of interest rates and other economic factors. The Adviser seeks to identify those securities that it believes entail reasonable credit risk considered in relation to the Fund’s investment policies.
In selecting securities that meet the Fund’s environmental criteria, the Adviser uses a proprietary process to evaluate municipal securities in different sectors based on pre-determined environmental and sustainability factors by applying a review based on an investment’s potential for positive environmental impact.
The Adviser evaluates the following for a particular bond issue to determine whether the Fund’s standards for high potential positive environmental impact are met. Securities held by the Fund, other than municipal securities, are not evaluated under the Adviser’s proprietary evaluation system.
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Issuer Profile. Investment opportunities are reviewed based on the nature of the issuing entity and its stated mission as it relates to the potential for positive environmental outcomes or its stated environmental impact plan. The Adviser also considers whether an issuer has engaged in any policies or activities evidencing a significant negative environmental impact. Qualitative and, in certain cases when available, quantitative factors are taken in account by the Adviser during this review.
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Source of Funding. The Adviser also reviews the source of funding for a proposed bond issue. This determination is a key component of the fixed income credit analysis conducted by the Adviser and is also relevant to evaluating the environmental impact profile of the issue. The Adviser will review whether funding is supported by general tax
2        Invesco Environmental Focus Municipal Fund
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revenues, a dedicated tax, a fuel surcharge or lease revenues associated with extractive industries or dependent on revenues of a particular project or program.
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Use of Proceeds. After reviewing the issuer profile and source of funding, the Adviser evaluates how the funding raised through a bond issue will ultimately be used. For example, the Adviser will review whether proceeds raised through the issuance of a security will be used toward achieving a positive environmental outcome. Generally, the Adviser examines whether financing for general obligation purposes is sought with the expectation that the funds will be used for broad operational support of the activities of the issuer or if the funds are intended for a particular project or program. If the latter, the characteristics of the program will be analyzed to determine whether they are associated with positive environmental outcomes and, if not, the issue will be deemed unacceptable. When the use of proceeds analysis demonstrates high potential positive environmental impact, an issue may be determined by the Adviser to meet the Fund's environmental criteria based on that analysis alone.
The approach described above emphasizes investment opportunities related to energy efficiency, renewable energy (including solar, wind, geothermal, and hydropower), energy storage and related technologies and programs, mass transit, carbon sink conservation, carbon capture technologies (those that prevent carbon dioxide from entering the atmosphere), investments in issuers with positive environmental performance records based on metrics determined by the Adviser, and other projects or technologies intended to minimize man-made impacts on climate. The Adviser generally views projects or technologies with high potential positive environmental impact to include opportunities likely to result in lower emissions, environmental conservation, environmental rehabilitation, increased use or creation of renewable energy, increased sustainability, or other positive environmental outcomes which is determined by the Adviser’s analysis of the issuer profile, use of proceeds and source of funding. The Adviser generally seeks to exclude investments that do not meet the standards for high potential positive environmental impact, subject to certain limited exceptions deemed appropriate in the Adviser’s discretion and consistent with its evaluation process.
The Adviser also uses its extensive research capabilities to assess potential investments and considers several factors, including general market and economic conditions and interest rate, credit and prepayment risks. Each security is subjected to an in-depth credit analysis to evaluate the level of risk it presents. Issuers and investments that are ultimately deemed appropriate to meet the Fund’s standards for high potential positive environmental impact are monitored on an ongoing basis and reviewed periodically to ensure that they continue to meet those standards. Decisions to purchase or sell securities are determined by the portfolio managers that factor in economic and credit-related fundamentals, potential for positive environmental impact, market supply and demand, market dislocations and situation-specific opportunities. The purchase or sale of securities may be related to a decision to alter the Fund’s macro risk exposure (such as duration, yield curve positioning and sector exposure), a need to limit or reduce the Fund’s exposure to a particular security or issuer, degradation of an issuer’s credit quality or potential for positive environmental impact, or general liquidity needs of the Fund. The potential for realization of capital gains or losses resulting from possible changes in interest rates will not be a major consideration and frequency of portfolio turnover generally will not be a limiting factor if the Adviser considers it advantageous to purchase or sell securities.
Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:
Market Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. The value of the Fund’s investments may go up or down due to general market conditions that are not specifically related to the particular issuer. These market conditions may include real or perceived adverse economic conditions, changes in trade regulation or economic sanctions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability and uncertainty, natural or environmental disasters, widespread disease or other public health issues, war, military conflict, acts of terrorism, economic crisis or adverse investor sentiment generally, among others. Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Fund has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
Debt Securities Risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The credit analysis applied to the Fund’s debt securities may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
Municipal Securities Risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
Municipal Issuer Focus Risk. The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.
Environmental Focus Criteria Risk. Because the Fund evaluates environmental focus factors to assess and exclude certain investments for
3        Invesco Environmental Focus Municipal Fund
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non-financial reasons, it may forego some market opportunities available to funds that do not use these factors. The securities of issuers that meet the Fund’s criteria for high potential positive environmental impact may underperform similar issuers that do not meet that criteria or may underperform the market as a whole. As a result, the Fund may underperform funds that do not screen or score issuers based on environmental focus factors or funds that use a different environmental focus evaluation methodology. Information used by the Fund to evaluate such factors may not be readily available, complete or accurate, which could negatively impact the Fund's ability to apply its methodology, which in turn could negatively impact the Fund's performance. In addition, the Fund's assessment of an issuer, based on the issuer’s level of involvement in a particular industry or the issuer’s potential for positive environmental impact, may differ from that of other funds or an investor. As a result, the issuers in the Fund's portfolio may not reflect the beliefs or values of any particular investor and may not be deemed to exhibit positive or favorable environmental focus characteristics if different metrics were used to evaluate them. Issuers who the Adviser believes will have a positive environmental impact, may not have the impact anticipated by the Adviser’s analysis and could be considered as having a high environmental risk profile.
Changing Fixed Income Market Conditions Risk. Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility, perhaps suddenly and to a significant degree, and to reduced liquidity for certain fixed income investments, particularly those with longer maturities. Such changes and resulting increased volatility may adversely impact the Fund, including its operations, universe of potential investment options, and return potential. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies and other governmental actions and political events within the U.S. and abroad may also, among other things, affect investor and consumer expectations and confidence in the financial markets, which could result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.
Medium- and Lower-Grade Municipal Securities Risk. Medium- and lower-grade municipal securities generally involve more volatility and greater risks, including credit, market, liquidity and management risks, than higher-grade securities. Furthermore, many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations. As such, the Fund’s portfolio may consist of a higher portion of unrated securities than an investment company investing solely in higher-grade securities. Unrated securities may not be as attractive to as many buyers as are rated securities, which may have the effect of limiting the Fund’s ability to sell such securities at the desired price.
High Yield Debt Securities (Junk Bond/Below-Investment-Grade) Risk. Compared to higher quality debt securities, high yield debt securities (commonly referred to as “junk bonds”) and other lower-rated securities involve a greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors’ claims. High yield debt securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile. The values of high yield debt securities often fluctuate more in response to political, regulatory or economic developments than higher quality bonds, and their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price, thus subjecting the Fund to a substantial risk of loss.
Unrated Securities Risk. The Adviser may internally assign ratings to securities that are not rated by any nationally recognized statistical rating organization, after assessing their credit quality and other factors, in categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Adviser’s credit analysis process is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization. Unrated securities are considered “investment-grade” or “below-investment-grade” if judged by the Adviser to be comparable to rated investment-grade or below-investment-grade securities. The Adviser’s rating does not constitute a guarantee of the credit quality. In addition, some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that unrated securities may be difficult to sell promptly at an acceptable price.
Alternative Minimum Tax Risk. All or a portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
Liquidity Risk. The Fund may hold illiquid investments that it may be unable to sell at its preferred time or price and, as a result, could lose the entirety of such illiquid investments. Liquid investments can become illiquid during periods of market stress. If a significant amount of the Fund's investments become illiquid, it may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices. The risks of illiquidity are particularly important when the Fund’s operations require cash, and may in certain circumstances require that the Fund borrow to meet short-term cash requirements. Illiquid investments are also difficult to value. In the event the Fund voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, the Fund may not receive full value for those assets.
Rule 144A Securities and Other Exempt Securities Risk. The market for Rule 144A and other securities exempt from certain registration requirements may be less active than the market for publicly-traded securities. Rule 144A and other exempt securities, while initially privately placed, carry the risk that their liquidity may become impaired and the Fund may be unable to dispose of the securities at a desirable time or price.
Zero Coupon or Pay-In-Kind Securities Risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.
When-Issued, Delayed Delivery and Forward Commitment Risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.
Variable-Rate Demand Notes Risk. There may not be an active secondary market with respect to particular variable and floating rate instruments in which the Fund invests, which could make it difficult to dispose of these instruments during periods that the Fund is not entitled to exercise its demand rights or if the issuer and/or remarketing agent defaulted on its payment obligation. This could cause the Fund to suffer a loss with respect to such instruments.
Inverse Floating Rate Interests Risk. Inverse floating rate interests (Inverse Floaters) are issued in connection with municipal tender option bond (TOB) financing transactions to generate leverage for the Fund. Such instruments are created by a special purpose trust (a TOB Trust) that holds long-term fixed rate bonds, sold to it by the Fund (the underlying security),
4        Invesco Environmental Focus Municipal Fund
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and issues two classes of beneficial interests: short-term floating rate interests (Floaters), which are sold to other investors, and Inverse Floaters, which are purchased by the Fund. The Floaters have first priority on the cash flow from the underlying security held by the TOB Trust, have a tender option feature that allows holders to tender the Floaters back to the TOB Trust for their par amount and accrued interest at specified intervals and bear interest at prevailing short-term interest rates. Tendered Floaters are remarketed for sale to other investors for their par amount and accrued interest by a remarketing agent to the TOB Trust and are ultimately supported by a liquidity facility provided by a bank, upon which the TOB Trust can draw funds to pay such amount to holders of Tendered Floaters that cannot be remarketed. The Fund, as holder of the Inverse Floaters, is paid the residual cash flow from the underlying security. Accordingly, the Inverse Floaters provide the Fund with leveraged exposure to the underlying security. The price of Inverse Floaters is expected to decline when interest rates rise, and generally will decline more than the price of a bond with a similar maturity, because of the effect of leverage. The price of Inverse Floaters is typically more volatile than the price of bonds with similar maturities, especially if the relevant TOB Trust provides the holder of the Inverse Floaters relatively greater leveraged exposure to the underlying security (e.g., if the par amount of the Floaters, as a percentage of the par amount of the underlying security, is relatively greater). Further, as short-term interest rates rise, the interest payable on the Floaters issued by a TOB Trust also rises, leaving less residual interest cash flow from the underlying security available for payment on the Inverse Floaters. Additionally, Inverse Floaters may lose some or all of their principal and, in some cases, the Fund could lose money in excess of its investment in Inverse Floaters. Consequently, in a rising interest rate environment, the Fund’s investments in Inverse Floaters could negatively impact the Fund’s performance and yield, especially when those Inverse Floaters provide the Fund with relatively greater leveraged exposure to the relevant underlying securities.
Borrowing and Leverage Risk. The Fund can borrow up to one-third of the value of its total assets (including the amount borrowed) from banks, as permitted by the Investment Company Act of 1940. It can use those borrowings for a number of purposes, including for purchasing securities, which can create “leverage.” In that case, changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow. Borrowing results in interest payments to the lenders and related expenses. Borrowing for investment purposes might reduce the Fund’s return if the yield on the securities purchased is less than those borrowing costs.
Taxability Risk. The Fund’s investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, tax opinions are not binding on the Internal Revenue Service or any court, and after the Fund buys a security, the Internal Revenue Service or a court may determine that a bond issued as tax-exempt should in fact be taxable and the Fund’s dividends with respect to that bond might be subject to federal income tax. In addition, income from tax-exempt municipal securities could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or a court, or the non-compliant conduct of a bond issuer.
Derivatives Risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
Money Market Fund Risk. Although money market funds generally seek to preserve the value of an investment at $1.00 per share, the Fund may lose money by investing in money market funds. A money market fund's sponsor is not required to reimburse the money market fund for losses. The credit quality of a money market fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the money market fund's share price. A money market fund's share price can also be negatively affected during periods of high redemption pressures, illiquid markets and/or significant market volatility. To the extent the Fund holds cash or cash equivalents rather than securities in which it primarily invests or uses to manage risk, the Fund may not achieve its investment objectives and may underperform the Fund’s benchmark or other funds that remain fully invested.
Management Risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. There can be no guarantee that the Adviser’s investment techniques or investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The Fund has adopted the performance of the Oppenheimer Municipal Fund (the predecessor fund) as the result of a reorganization of the predecessor fund into the Fund, which was consummated after the close of business on May 24, 2019 (the “Reorganization”). Prior to September 4, 2020, the Fund employed a different investment strategy, and prior to October 15, 2018, the predecessor fund employed a different investment strategy. Therefore, the performance shown for periods prior to September 4, 2020 may have differed had the Fund’s current investment strategy been in effect. Prior to the Reorganization, the Fund had not yet commenced operations. The bar chart shows changes in the performance of the predecessor fund and the Fund from year to year as of December 31. The performance table compares the predecessor fund’s and the Fund’s performance to that of a broad measure of market performance and an additional index with characteristics relevant to the Fund. The Fund’s (and the predecessor fund’s) past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Class A, Class C and Class Y shares of the predecessor fund were reorganized into Class A, Class C and Class Y shares, respectively, of the Fund after the close of business on May 24, 2019. Class A, Class C and Class Y shares’ returns of the Fund will be different from the returns of the predecessor fund as they have different expenses. Performance for Class A shares has been restated to reflect the Fund’s applicable sales charge.
5        Invesco Environmental Focus Municipal Fund
invesco.com/usO-MUNI-SUMPRO-1

Fund performance reflects any applicable fee waivers and expense reimbursements. Performance returns would be lower without applicable fee waivers and expense reimbursements.
All Fund performance shown assumes the reinvestment of dividends and capital gains and the effect of the Fund’s expenses.
Updated performance information is available on the Fund’s website at www.invesco.com/us.

Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

Class A	Period Ended	Returns
Year-to-date	March 31, 2025	-0.31%
Best Quarter	December 31, 2023	9.07%
Worst Quarter	March 31, 2022	-7.67%

Average Annual Total Returns (for the periods ended December 31, 2024)
	Inception Date	1 Year	5 Years	10 Years
Class A
Return Before Taxes	11/7/2006	-1.36%	-0.08%	2.04%
Return After Taxes on Distributions		-1.36	-0.24	1.95
Return After Taxes on Distributions and Sale of Fund Shares		0.76	0.65	2.33

Class C	11/7/2006	1.28	0.09	1.91

Class Y	7/29/2011	3.30	1.05	2.67

Class R6	5/24/2019	3.30	1.08	2.64 [1]

S&P Municipal Bond 5+ Year Investment Grade Index (reflects no deduction for fees, expenses or taxes)		1.20	0.94	2.48

S&P Municipal Bond Index (reflects no deduction for fees, expenses or taxes)		1.90	1.20	2.34

1
Performance shown on or prior to Class R6 shares' inception date is that of the predecessor fund's Class A shares at net asset value and includes the 12b-1 fees applicable to that class. Although invested in the same portfolio of securities, Class R6 shares' returns of the Fund will be different from Class A shares' returns of the predecessor fund as they have different expenses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans, 529 college savings plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.
Management of the Fund
Investment Adviser: Invesco Advisers, Inc. (Invesco or the Adviser)

Portfolio Managers	Title	Length of Service on the Fund
Mark Paris	Portfolio Manager	2019

Tim Benzel, CFA	Portfolio Manager	2020

Joshua Cooney	Portfolio Manager	2022

Eddie Bernhardt, CFA	Portfolio Manager	2020

Tim O'Reilly	Portfolio Manager	2020

Galen True, CFA	Portfolio Manager	2020

Julius Williams	Portfolio Manager	2020

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser or by telephone at 800-959-4246. Shares of the Fund, other than Class R6 shares, may also be purchased, redeemed or exchanged on any business day through our website at www.invesco.com/us or by mail to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.
The minimum investments for Class A, C and Y shares for fund accounts are as follows:

Type of Account	Initial Investment Per Fund	Additional Investments Per Fund
Asset or fee-based accounts managed by your financial adviser	None	None

Employer Sponsored Retirement and Benefit Plans and Employer Sponsored IRAs	None	None

IRAs and Coverdell ESAs if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

With respect to Class R6 shares, there is no minimum initial investment for Employer Sponsored Retirement and Benefit Plans investing through a retirement platform that administers at least $2.5 billion in retirement plan assets. All other Employer Sponsored Retirement and Benefit Plans must meet a minimum initial investment of at least $1 million in each Fund in which it invests.
For all other institutional investors purchasing Class R6 shares, the minimum initial investment is $1 million, unless such investment is made by (i) an investment company, as defined under the Investment Company Act of 1940, as amended (1940 Act), that is part of a family of investment companies which own in the aggregate at least $100 million in securities, or (ii) an account established with a 529 college savings plan managed by Invesco, in which case there is no minimum initial investment.
There are no minimum investment amounts for Class R6 shares held through retail omnibus accounts maintained by an intermediary, such as a broker, that (i) generally charges an asset-based fee or commission in addition to those described in this prospectus, and (ii) maintains Class R6 shares and makes them available to retail investors.
Tax Information
The Fund’s distributions primarily are exempt from regular federal income tax. All or a portion of these distributions, however, may be subject to the federal alternative minimum tax and state and local taxes. The Fund also may make distributions that are taxable to you as ordinary income or capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.
6        Invesco Environmental Focus Municipal Fund
invesco.com/usO-MUNI-SUMPRO-1